UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 3, 2007


                            AMERICAN AMMUNITION, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                0-32379                    91-2021594
------------------------------   ------------------      ----------------------
(State or other jurisdiction of   (Commission             (I.R.S. Employer
 Incorporation or organization)         File Number)         Identification No.)


3545 NW 71st Street
Miami, FL 33147                                                    33147
--------------------------------------                 ------------------------
(Address of Principal Executive Office)                       (Zip Code)


                                 (305) 835-7400
                         -------------------------------
                          (Issuer's Telephone Number)



---------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

American Ammunition, Inc. is referred to herein as "we", "our" or "us.

     On October 3, 2007, in accordance with Nevada state law and our bylaws, our Board of Directors unanimously approved a resolution to issue the following shares of our restricted stock to the following persons in exchange for services that they rendered to us: (a) 8,000,000 shares to our Chairman of the Board, J.A. Fernandez, Sr.; (b) 4,000,000 shares to our President/Chief Executive Officer/Director, Andres F. Fernandez; (c) 4,000,000 shares to our Vice President of Operations/Director, Emilio Jara; and (d) 4,000,000 shares to our Director, Maria A. Fernandez.

     In connection with the above issuances, we relied on the exemption from registration provided by Section 4(2) and 4(6) of the Securities Act of 1933, as amended. We believed that Section 4(2) was available because the issuances did not involve a public offering. We did not engage in any public advertising or general solicitation in connection with the transaction. No underwriter was used in the transaction. The stock issuances were all made to accredited investors who as our officers and directors have access to our financial, business, and corporate information.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                            American Ammunition, Inc.


Date:  October 30, 2007      By:  /s/ Andres F. Fernandez
                                -------------------------------
                                Andres F. Fernandez
                                Chief Executive Officer and
                                Chief Financial Officer